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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 4, 1996

                           ALCO STANDARD CORPORATION
                           -------------------------
             (Exact name of registrant as specified in its charter)


       OHIO                     File No. 1-5964                    23-0334400
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(State or other                 (Commission File                (IRS Employer
jurisdiction of                 Number)                         (Identification
incorporation)                                                  Number)


          P.O. Box 834, Valley Forge, Pennsylvania              19482
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       Registrant's telephone number, including area code: (610) 296-8000
                                                           --------------



                                 Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5.   Other Events.
          ------------

          On March 4, 1996, the Registrant announced that, effective immediately, its office products group, formerly known as Alco Office Products, has been renamed IKON Office Solutions.



Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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          (c)  Exhibits.
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               Press Release dated March 4, 1996
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                                   SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               ALCO STANDARD CORPORATION



                               By: /s/ Michael J. Dillon
                                  --------------------------------
                                       Michael J. Dillon
                                       Vice President and Controller



Dated: March 8, 1996
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                                Index to Exhibit
                                ----------------



      (28)  Press Release Dated March 4, 1996